Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Forian Inc. (the “Company”) for the year ended December 31, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2024	By:	/s/ Max Wygod
	Name:	Max Wygod
	Title:	Chief Executive Officer (Principal Executive Officer)

Date: March 29, 2024	By:	/s/ Michael Vesey
	Name:	Michael Vesey
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)